SCHEDULE 14A
                                (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

==============================================================================

Filed by the Registrant                     [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                            EXTEN INDUSTRIES, INC.
------------------------------------------------------------------------------
               (Name of Registrant as specified in Its Charter)


------------------------------------------------------------------------------
                  (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(I)(2) or
     Item 22(a)(2) of Schedule 14A
[ ]  Fee Computed on Table below per Exchange Act Rules 14a-6(i)(4) and 0- 11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transactions applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:1

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:


[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount previously paid:
     (2)  Form, schedule or registration statement no.:
     (3)  Filing party:
     (4)  Date filed:

-------------------------------------------------------------------------------

                            EXTEN INDUSTRIES, INC.
                       9620 Chesapeake Drive, Suite 201
                             San Diego, CA  92123
                                (858) 496-0173


Dear Stockholders:

     You are cordially invited to attend the Annual Meeting of the Stockholders of Exten Industries, Inc., a Delaware corporation ("Exten"), which will be held July 11, 2001 at 10:00 a.m., local time, at the Holiday Inn Mission Valley Stadium, 3805 Murphy Canyon Road, San Diego, CA 92123.

     At this meeting, we will seek your approval of:

     1. Election of a Board of Directors to serve until the next annual meeting of stockholders.
     2. Appointment of Swenson Advisors, LLP as Independent Auditors for the fiscal year ending November 30, 2001.

     Accompanying this letter is the formal Notice of the Annual Meeting, together with a Proxy Statement, which describes the intended actions in detail, and a form of proxy solicited by the Board of Directors of Exten in connection with the Annual Meeting.

     Accompanying this letter is the formal Notice of the Annual Meeting, together with a Proxy Statement, which describes the intended actions in detail, and a form of proxy solicited by the Board of Directors of Exten in connection with the Annual Meeting.

     To assure that your shares will be represented at the Annual Meeting, please mark, sign, date and promptly return the accompanying proxy card in the enclosed envelope. You may revoke your proxy at any time before it is voted.

     Your Board of Directors has carefully reviewed, and recommends approval of, all proposals. On behalf of the board of directors, I would like to express our appreciation for your continued interest in the affairs of Exten. We look forward to seeing you at the Annual Meeting.



Sincerely yours,



W. Gerald Newmin
Chairman and CEO


-------------------------------------------------------------------------------

                            EXTEN INDUSTRIES, INC.
                       9620 Chesapeake Drive, Suite 201
                             San Diego, CA  92123
                                (858) 496-0173


                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                          To Be Held On July 11, 2001


To the Stockholders of Exten Industries, Inc.:

     Notice is hereby given that the Annual Meeting of the Stockholders of Exten Industries, Inc., a Delaware corporation ("Exten" or the "Company"), will be held on July 11, 2001 at 10:00 am local time, at Holiday Inn Mission Valley Stadium, 3805 Murphy Canyon Road, San Diego, CA 92123, telephone
(858) 278-9300, for the following purposes:

     1. To elect a Board of Directors consisting of four (4) directors to serve until the next annual meeting of stockholders. The Proxy Statement that accompanies this Notice includes the names of the nominees to be presented by the Board of Directors for election.

     2. To approve the appointment of Swenson Advisors, LLP as Independent Auditors for the fiscal year ending November 30, 2001.

     3. To consider and act upon any other matters which may properly come before the meeting or any adjournment or adjournments thereof.

     In accordance with the provisions of Section 213 of the Delaware General Corporation Law, the Board of Directors has fixed the close of business on May 22, 2001, as the record date for the determination of the holders of Exten's common stock, $0.01 par value per share (the "Common Stock") entitled to notice of and to vote at said Annual Meeting. To assure that your shares will be represented at the Annual Meeting, please mark, sign, date and promptly return the accompanying proxy card in the enclosed envelope. You may revoke your proxy at any time before it is voted.

     A list of the stockholders entitled to vote at the Annual Meeting will be open for examination by any stockholder for any purpose germane to the meeting during ordinary business hours for a period of ten (10) days prior to the meeting at the offices of Exten, which address is set forth above, and will also be available for examination at the Annual Meeting until its adjournment.


                                       By Order of the Board of Directors,



                                       W. Gerald Newmin
                                       Chairman and Chief Executive Officer

San Diego, California
June 6, 2001


-------------------------------------------------------------------------------
|  WHETHER OR NOT YOU INTEND TO ATTEND THE ANNUAL MEETING, PLEASE READ THE    |
|  ATTACHED PROXY STATEMENT CAREFULLY;  COMPLETE, SIGN AND DATE AND PROMPTLY  |
|  RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED REPLY ENVELOPE.         |
|                                                                             |
|                    If you attend the Annual Meeting,                        |
|                you may revoke the Proxy and vote in person.                 |
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------

                            EXTEN INDUSTRIES, INC.
                       9620 Chesapeake Drive, Suite 201
                             San Diego, CA  92123


              Proxy Statement for Annual Meeting of Stockholders
                          to be held on July 11, 2001

                              GENERAL INFORMATION


     This Proxy Statement is being furnished by the Board of Directors of Exten Industries, Inc., a Delaware corporation ("Exten") in connection with the solicitation of proxies for use at the Company's Annual Meeting of Stockholders to be held on July 11, 2001, at the Holiday Inn Mission Valley Stadium, 3805 Murphy Canyon Road, San Diego, CA 92123, at 10:00 a.m.
Pacific Time, and at any and all adjournments thereof (the "Annual Meeting"). The Annual Meeting has been called for the purposes set forth in the accompanying Notice of the Annual Meeting of Stockholders (the "Notice").
This Proxy Statement, and the Annual Report of Exten for the fiscal year ended November 30, 2000, will be mailed on or about June 6, 2001, to each stockholder of record as of the close of business on May 22, 2001.

PERSONS MAKING THE SOLICITATION

     The Proxy is solicited on behalf of the Board of Directors of Exten.
The solicitation of proxies is being made only by use of the mails. Exten will pay the cost of preparing, assembling and mailing these proxy materials. Following the mailing of this Proxy Statement, directors, officers and regular employees of Exten, and ADP and U.S. Stock Transfer and Trust Company, may solicit proxies by mail, telephone, e-mail, courier, telegraph or personal interview. Officers and employees of Exten will receive no additional compensation for such services. Brokerage houses and other nominees, fiduciaries and custodians nominally holding shares of Exten's Common Stock of record will be requested to forward proxy soliciting material to the beneficial owners of such shares. Exten will, upon request, reimburse such parties for their reasonable expenses in forwarding proxy materials to the beneficial owners.

TERMS OF THE PROXY

     The enclosed Proxy indicates the matters to be acted upon at the Annual Meeting and provides boxes to be marked to indicate the manner in which the stockholder's shares are to be voted with respect to such matters. By appropriately marking the boxes, a stockholder may specify whether the proxy shall vote for or against or shall be without authority to vote the shares represented by the Proxy. The Proxy also confers upon the proxy discretionary voting authority with respect to such other business as may properly come before the Annual Meeting.

     If the Proxy is executed properly and is received by the proxy prior to the Annual Meeting, the shares represented by the Proxy will be voted. Where a stockholder specifies a choice with respect to the matter to be acted upon, the shares will be voted in accordance with such specification. If no specification is made, shares will be voted FOR the appointment of Swenson Advisors, LLP, as independent auditors and FOR the election of the four (4) directors proposed. A Proxy may be revoked at any time prior to its exercise by giving written notice of the revocation thereof to Gerald Newmin, Chairman and Chief Executive Officer, Exten Industries, Inc., 9620 Chesapeake Drive, Suite 201, San Diego, California 92123, by attending the meeting and electing to vote in person, or by a duly executed Proxy bearing a later date.


-------------------------------------------------------------------------------

                        VOTING RIGHTS AND REQUIREMENTS

RECORD DATE AND OUTSTANDING SHARES

     At the close of business on May 22, 2001, the record date for the determination of stockholders entitled to notice of and vote at the Annual Meeting (the "Record Date"), there was outstanding and entitled to vote an aggregate of approximately 74,132,827 shares of Common Stock. Each share of Common Stock outstanding on the Record Date is entitled to one (1) vote on each matter presented.

QUORUM

     The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock held of record on the Record Date is necessary to constitute a quorum. The holder of each share of Common Stock held of record on the Record Date is entitled to one vote per share on each matter to be considered at the Annual Meeting. Abstentions and broker non-votes will each be counted as present for purposes of determining the presence of a quorum.

VOTES REQUIRED

     The affirmative vote of holders representing a majority of the shares of Common Stock present and entitled to vote at the meeting at which a quorum is present is required to approve the appointment of Swenson Advisors, LLP as Exten's independent auditor. With respect to the election of directors, the four (4) nominees receiving the highest number of votes shall be elected. Abstentions will have the same effect as a negative vote. Broker non-votes, on the other hand, will have no effect on the outcome of a vote.

CUMULATIVE VOTING

     There will be no cumulative voting for the election of directors.

DISSENTERS' RIGHTS

     Under Delaware law, stockholders are not entitled to any dissenters' rights with respect to the approval of any of the proposals described in this Proxy Statement.


-------------------------------------------------------------------------------

      COMMON STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth, as of May 22, 2001, certain information as to shares of Common Stock owned by (i) each person known to beneficially own more than 5% of the outstanding Common Stock, (ii) each director, including nominees for director, and each named executive officer of the Company, and (iii) all executive officers and directors of the Company as a group. Unless otherwise indicated, each person listed has sole voting and investment power over the shares beneficially owned by him. Unless otherwise indicated, the address of each named beneficial owner is the same as that of the Company's principal executive offices located at 9620 Chesapeake Drive, Suite 201, San Diego, California 92123.

                                                   SHARES        PERCENTAGE
NAME (AND ADDRESS) OF                           BENEFICIALLY    BENEFICIALLY
BENEFICIAL OWNER (1)        TITLE                 OWNED (2)         OWNED
---------------------    -------------------    ------------    ------------
Farrest Loper            Director                   208,385             *

W. Gerald Newmin (3)     Chairman, CEO,          12,271,426          16.6%
                         Secretary and Director

Jerry G. Simek (4)       Director                 2,135,723           2.9%

Gregory F. Szabo (4)     President, Treasurer,      191,779             *
                         and Director Nominee

Ed Sigmond (4)           Director                   290,833             *

Kestrel Equity
  Partners Ltd. (5)                               5,000,000           6.7%

All executive officers
  and directors as a
  group (four persons)                           14,906,367          20.1%

-----------------------

(1) Beneficial ownership has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934. Pursuant to the rules of the Securities and Exchange Commission, shares of Common Stock that each named person and group has the right to acquire within 60 days pursuant to options, warrants, conversion privileges or other rights, are deemed outstanding for purposes of computing shares beneficially owned by and the percentage ownership of each such person and group. However, such shares are not deemed outstanding for purposes of computing the shares beneficially owned by or percentage ownership of any other person or group.
(2) Unless otherwise noted, all shares listed are owned of record and the record owner has sole voting and investment power, subject to community property laws where applicable and the information contained in the footnotes to this table.
(3) Mr. Gerald Newmin disclaims beneficial ownership of shares owned by his wife.
(4) Includes 83,333 shares issuable under options which are exercisable on or within 60 days of May 22, 2001.
(5)  Kestrel Equity Partners Ltd. is a limited partnership investment fund;
     Ed Sigmond, one of the Company's Directors, is Managing Partner.
     Its address is 2808 Cole Ave., Dallas, TX 75204.
*    Less than 1%.

The Company currently has no arrangements that would result in a change in control.


-------------------------------------------------------------------------------

PROPOSAL NO. 1:     ELECTION OF DIRECTORS

DIRECTORS

     The Company's Bylaws give the Board the power to set the number of directors at no less than three (3) nor more than five (5). The size of the Company's Board is currently set at five (5). Four (4) directors are to be elected at the Annual Meeting to be held on July 11, 2001.
The directors so elected will serve until the next Annual Meeting of Stockholders. The Board of Directors has nominated W. Gerald Newmin,
Ed Sigmond, Jerry Simek and Gregory F. Szabo for election to the Board as directors. Messrs. Newmin, Sigmond and Simek are currently members of the Board and have agreed to serve if elected. The Board knows of no reason why any nominee for director would be unable to serve as a director. In the event that any of them should become unavailable prior to the Annual Meeting, the Proxy will be voted for a substitute nominee or nominee designated by the Board of Directors or the number of directors may be reduced accordingly.

     The following table sets forth the name and age of each director and each nominee for director, the year he was first elected a director and his position(s), if any, with the Company.
Name                 Age    Director Since    Positions Held
----------------     ---    --------------    ----------------------
W. Gerald Newmin      63         1995         Chairman of the Board,
                                              Chief Executive Officer,
                                              Secretary and Director

Farrest Loper         63         1998         Director

Ed Sigmond            42         1999         Director

Jerry G. Simek        57         1998         Director

Gregory F. Szabo      47                      President, Director nominee

     FARREST LOPER was first elected to the Board of Directors in June of 1998. For the past nine years Mr. Loper has been President of Loper & Associates, a firm providing executive strategic management services to distribution, manufacturing and service firms specializing in turnarounds and growth acceleration. The firm also consults to capital-providing firms, providing business valuation and due diligence services. Mr. Loper has served as President and CEO of T-Systems International, Stripping Technologies, and Ponsor Corporation. He also held several executive positions in Honeywell, Inc., which included six years in cardiopulmonary instrumentation development. He served as President of AiResearch Tucson, an AlliedSignal company.
Mr. Loper's education includes an OPM executive program from Harvard Business School and a Master of Science in Engineering Administration from the University of South Florida. He has served on non-profit and corporate boards in the US, Mexico, Europe and Australia. He is Lead Faculty member for MBA courses in Strategic Management and Management at the University of Phoenix.
He is a co-founder of the Corporate Governance Institute with San Diego State University. Mr. Loper is not standing for re-election as a director.

     W. GERALD "JERRY" NEWMIN began as a consultant to the Board of Directors of Exten in June 1995. On December 1, 1995, he was elected Chairman, Chief Executive Officer, and President of Exten. He currently serves as Exten's Chief Executive Officer and Secretary. Mr. Newmin serves on the Board of and is Chairman and CEO of SYS, a defense systems company in San Diego, California, publicly traded on the Over-the-Counter Bulletin Board. Mr. Newmin is past Chairman of the Board of the Corporate Directors Forum, a non-profit organization of over 170 California Board members, which promotes excellence in corporate governance. He serves on the board of the Corporate Governance Institute at San Diego State University. From 1984 to 1987, Mr. Newmin was President of HealthAmerica Corporation, then the nation's largest publicly held HMO Management Company. From 1977 to 1984, he was President of International Silver Company, a diversified multi-national manufacturing company that he restructured. From 1973 to 1977, Mr. Newmin was Vice President and Western Regional Director for American Medicorp, Inc., and managed 23 acute care hospitals in the Western US. From 1962 to 1973, at Whittaker Corporation, Newmin held senior executive positions, including CEO of Production Steel Company, Whittaker Textiles Corporation, Bertram Yacht Corp., Narmco Materials Corp., and Anson Automotive Corp., and was instrumental in Whittaker's entry into the US and international health care markets. Mr. Newmin has a Bachelor's degree in Accounting from Michigan State University. He is an avid boater.


-------------------------------------------------------------------------------

     ED SIGMOND has been in sales, marketing and operations management for the past 18 years. He has been President of Kestrel Development and, as such, an entrepreneur, investor and real estate developer in the Dallas, Texas area since 1994. From 1992 to 1996 Mr. Sigmond was President of American Machine and Bearing of Dallas, TX. Prior positions included Assistant to President of Alpha Aviation, Dallas, TX, 1990-1992; Founder and President of Specialty Food Products, Arlington, TX, 1987-1990; and VP/Regional Manager of Geodata Corporation, Houston, TX 1981-1987. He has varied negotiation, sales, marketing, managerial and operational skills with existing and startup operations. He studied Marketing and Chemistry at Duquesne University.

     JERRY SIMEK was elected to the Board of Directors on March 20, 1998.
From June 16, 1998 to April 19, 2001, he served as President and COO of Exten. Mr. Simek has been President of JGS Management Group since 1984, specializing in strategic planning, financial management, business/corporate development and international business. He has successfully directed and implemented company reorganizations, refinancing programs and company turnarounds, as well as market development, acquisition and divestiture programs. Mr. Simek was past President of a San Diego public medical electronics manufacturing company and facilitated its turnaround and funding. Mr. Simek has over thirty years of management experience with major multinational companies in the medical, energy, electronics and aerospace industries. He has worked for such medical companies as Baxter and Johnson & Johnson. He has facilitated raising capital in public, private and start-up ventures; has identified and established joint venture transatlantic manufacturing, trading company and joint licensing programs, and has established and implemented multimillion dollar project management and manufacturing expansion programs. Mr. Simek has been a Director and/or Management Advisor for other public and private companies in the US and UK. He has a BS from Illinois Institute of Technology and MBA from Pepperdine University.

     GREGORY F. SZABO was appointed President, COO and Treasurer of Exten on April 19, 2001. Since May of 2000 he has served as President of Xenogenics Corporation, Exten's majority-owned subsidiary. He has 20 years of experience in the medical device industry including FDA product submission and insurance reimbursement experience plus sales, marketing and management responsibilities Szabo was President and CEO of Titan Scan, Titan Corporation's sterilization division, where he managed the medical sterilization and food pasteurization business. He has also been President and CEO of Goulter Medical Inc., President of Comfort Clinic Corporation, and VP of Bio-Clinic Corp., after holding senior management positions at Zimmer, Sharpoint and Becton Dickinson. He holds a Masters in Management from Drucker Graduate School, Claremont University, Claremont, CA.

KEY EMPLOYEES

     The key employees of the Company are as follows:

     BARBARA CORBETT, age 53, has served as Exten's Marketing and Investor Relations Manager since 1997. Ms. Corbett is a Certified Business Communicator and past founder and owner of Corbett Advertising, Inc., in Detroit, providing marketing communications and public relations for an international clientele including hospitals and private medical groups. She has also held other marketing positions, been president of three trade association groups, served on community and non-profit boards, taught college level marketing, and has extensive corporate communications and sales experience. Ms. Corbett has a BA in Political Science from Antioch University.

FAMILY RELATIONSHIPS

     There is no family relationship between any of Exten's directors and executive officers.


-------------------------------------------------------------------------------

BOARD OF DIRECTORS MEETINGS AND COMMITTEES

     During the fiscal year ended November 30, 2000, there were ten (10) meetings of the Board of Directors. Each nominee currently sitting on the Board of Directors has attended 100% of all Board meetings and meetings of the Board committees on which he has served, which have been held since his first election to that position.

Nominating and Compensation Committee

     The Board of Directors formed a Nominating and Compensation Committee during fiscal year 2000. The members are Jerry Simek, Ed Sigmond and Farrest Loper. One meeting was held.

Audit Committee

     The Audit Committee of the Board of Directors reviews and monitors the Company's internal accounting procedures, the corporate financial reporting process, external and internal audits, the results and scope of the annual audit and other services provided by the Company's independent auditors, and the Company's compliance with legal matters that have a significant impact on financial reports. The members of the Audit Committee are Farrest Loper, Ed Sigmond and Jerry Simek. Two (2) Audit Committee meetings were held during the fiscal year ended November 30, 2000. On February 16, 2001, the Audit Committee adopted a written charter, which was approved by the Board of Director April 19, 2001, a copy of which is attached as Exhibit A to the Proxy Statement.

          Audit Committee Report

          1) The Audit Committee has reviewed and discussed the audited financial statements with the company.
          2) The Audit Committee has discussed with the independent auditors the matters required to be discussed by SAS 61, as may be amended or supplemented.
          3) The Audit Committee has received the written disclosures and the letter from Hutchinson and Bloodgood, LLP required by Independence Standards Board Standard No. 1, as may be modified or supplemented, and has discussed with the independent accountant the independent accountant's independence; and
          4) Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Form 10-KSB for the fiscal year 2000.

                                 Farrest Loper
                                 Ed Sigmond
                                 Jerry Simek


-------------------------------------------------------------------------------

                            EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     The following table sets forth the total compensation earned by the
Chief Executive Officer during the fiscal years ended November 30, 2000, 1999 and 1998.  No executive officer earned in excess of $100,000 per annum during the fiscal year ended November 30, 2000.
                                               Annual Compensation             Long Term Compensation
                                         ------------------------------   --------------------------------
                                                                                  Awards           Payouts
                                                                          -----------------------  -------
                                                                          Restricted   Securities
                                                           Other annual      stock     Underlying    LTIP    All other
Name and                                  Salary   Bonus   Compensation    award(s)     Options/   payouts  compensation
principal position        Year             ($)     ($)         ($)            ($)       SARs (#)     ($)       ($)(1)
--------------------      ----           -------   -----   ------------   ----------   ----------   -----   ------------
W. Gerald Newmin,         2000             -0-      -0-        -O-            -0-        825,000     -0-      $ 48,424
Chairman of the Board,    1999             -0-      -0-        -O-            -0-          -0-       -0-      $ 94,285
Chief Executive Officer,  1998             -0-      -0-        -0-            -0-          -0-       -0-      $187,351
Secretary and Director

(1) Represents the fair market value of stock paid in lieu of cash based on the closing market price on date of approval by the Board of Directors.

STOCK OPTION GRANTS IN FISCAL YEAR 2000

     The following table sets forth information concerning stock options granted in the fiscal year ended November 30, 2000 to the named officer in the
Summary Compensation table.
                     Number of     Percent of Total
                     Securities     Options/SARs
                     Underlying       Granted to     Exercise
                    Options/SARs    Employees in      or Base     Expiration
Name                 Granted (#)    Fiscal Year     Price ($/Sh)     Date
-----------------   ------------   --------------   ------------   ---------

W. Gerald Newmin      825,000          100%             $0.21      5/17/2004

-------------

(1) All options granted during the fiscal year ended November 30, 2000 vest in accordance with the Company's standard vesting schedule.

-------------------------------------------------------------------------------

OPTION EXERCISES AND FISCAL YEAR-END VALUES

     The following table presents information for the named officer in the Summary Compensation Table with respect to options exercised during fiscal 2000 and unexercised options held as of the end of the fiscal year.

AGGREGATED OPTION EXERCISES IN FISCAL YEAR 2000 AND FISCAL YEAR END OPTION
VALUES
                                                         Number of Securities
                                                             Underlying              Value of Unexercised
                                                        Unexercised Options at       In-the-Money Options
                        Shares                         Fiscal Year End 11/30/00      at Fiscal Year End ($)
                       Acquired          Value         -------------------------   -------------------------
Name                 On Exercise(#)   Realized(1)($)   Exercisable/Unexercisable   Exercisable/Unexercisable
----------------     --------------   --------------   -------------------------   -------------------------
W. Gerald Newmin         None             -0-                -0-  /  825,000             -0-  /  -0-

COMPENSATION OF DIRECTORS

     Beginning January 1, 1994, the Company paid all directors a salary of 10,000 shares of Common Stock per calendar year. On October 25, 1994, the Board of Directors resolved to increase the salary to 45,000 shares per month. On August 17, 1995, the Board of Directors adjusted the salary to 12,000 shares per month. During fiscal year 2000 Ed Sigmond, Jerry Simek and Farrest Loper were each granted stock options for 250,000 shares exercisable at $0.21 per share; these options expire on May 17, 2004. The options vest over 3 years and were valued at $0.11 per share.

     Jerry Simek, a Director, works for Exten under a Contractor/Management Consulting Agreement with JGS Management Group, Inc., of which Mr. Simek is President. The agreement provides that Mr. Simek will be paid at the rate of $50.00 per hour, which will be converted into Common Stock at the end of each month using the Common Stock price on the last day of the month. Mr. Simek was paid 1,668,140 shares in fiscal year 2000 under the terms of that agreement.

SECTION 16(A) - BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers, directors and persons who beneficially own more than 10% of the Company's stock, to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission. Executive officers, directors and greater than 10% beneficial owners are required by applicable regulations to furnish the Company with copies of all
Section 16(a) forms they file.

     Based solely upon a review of the copies of such forms furnished to the Company and information involving securities transactions of which the Company is aware, the Company believes that during the fiscal year ended November 30, 2000, all Section 16(a) filing requirements applicable to its executive officers, directors and greater than 10% beneficial stockholders were made in a timely fashion.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     JGS Management Group, Inc. (JGS), of which Jerry G. Simek, the Company's Treasurer and a Director of the Company, is the President, provides services to the Company pursuant to a finders fee agreement with the Company. The agreement provides that JGS will be compensated pursuant to an established formula for the introduction of investors who actually invest in the Company or lend it money.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL TO ELECT THE NOMINEES TO THE BOARD OF DIRECTORS.


-------------------------------------------------------------------------------

PROPOSAL NO. 2

     APPROVAL OF APPOINTMENT OF SWENSON ADVISORS, LLP AS AUDITORS

     Effective May 1, 2001, the Board of Directors approved the appointment of Swenson Advisors, LLP as the Company's independent public accountants, to audit the consolidated financial statements of the Company for the fiscal year ending November 30, 2001 and to perform other appropriate services as directed by the Company's management and Board of Directors.

     Hutchinson and Bloodgood, LLP was the independent certifying accountant previously engaged to audit the Registrant's financial statements for the period ended November 30, 2000. On April 27, 2000, the Registrant notified Hutchinson and Bloodgood, LLP of their dismissal.

     Hutchinson and Bloodgood, LLP reports on the financial statements as of and for the years ended November 30, 1999 and November 30, 2000 contained no adverse opinions or disclaimers of opinion and were not modified or qualified as to uncertainty, audit scope or accounting principles, but did contain qualifications as to the Registrant's ability to continue as a going concern.

     The Registrant's engagement of Swenson Advisors, LLP and the dismissal of Hutchinson and Bloodgood, LLP were recommended by the Registrant's Audit Committee and approved by the Registrant's Board of Directors.

     During the two fiscal years ended November 30, 1999 and November 30, 2000 and through the subsequent interim period ending April 30, 2001, there were no disagreements with Hutchinson and Bloodgood, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Hutchinson and Bloodgood, LLP would have caused that firm to make reference to the subject matter of the disagreement in connection with either of its reports on the financial statements of the Registrant for such years.

     Representatives of Hutchinson and Bloodgood, LLP and Swenson Advisors, LLP will be present at the Annual Meeting and will have the opportunity to make a statement if desired and respond to questions.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL TO APPROVE THE APPOINTMENT OF SWENSON ADVISORS, LLP AS THE COMPANY'S INDEPENDENT AUDITORS.

FEES PAID TO INDEPENDENT AUDITORS

     Audit Fees

     The Company was billed aggregate fees of approximately $57,845.38 by Hutchinson and Bloodgood, LLP for professional services rendered with respect to the audit of its financial statements for the fiscal year ended November 30, 2000.

     Financial Information Systems Design and Implementation Fees

     Hutchinson and Bloodgood, LLP did not bill the Company for any professional services for financial information systems design or implementation services for the fiscal year ended November 30, 2000.

     All Other Fees

     The Company was billed aggregate fees by Hutchinson and Bloodgood, LLP of approximately $4781.53 for services, other than the services referred to above, rendered for the fiscal year ended November 30, 2000.


-------------------------------------------------------------------------------

OTHER BUSINESS

     Management is not aware of any matters to come before the Annual Meeting other than those stated in this Proxy Statement. However, inasmuch as matters of which management is not now aware may come before the meeting or any adjournment thereof, the Proxy confers discretionary authority with respect to acting thereon, and the persons named in such Proxy intend to vote, act, and consent in accordance with their best judgment with respect thereto.


                                 ANNUAL REPORT

     The Annual Report to Stockholders including the Form 10-KSB for the fiscal year ended November 30, 2000, and the financial statements and schedules thereto, which the Company has filed with the Securities and Exchange Commission, is being mailed to stockholders with this Proxy Statement. The annual report does not form any part of the material for the solicitation of the Proxy.

     DATE FOR SUBMISSION OF STOCKHOLDER PROPOSALS FOR ANNUAL MEETING

     Any proposal relating to a proper subject which a stockholder may intend to present for action at the next Annual Meeting of Stockholders and which such stockholder may wish to have included in the Company's proxy materials for such meeting must, in accordance with the provisions of Rule 14a-8 promulgated under the Securities Exchange Act of 1934, be received in proper form by the Company at its principal executive office not later than October 5, 2001. It is suggested that any such proposal be submitted by certified mail, return receipt requested. If a stockholder submits a proposal for the Company's Annual Meeting of Stockholders to be held in 2002 other than in accordance with Rule 14a-8 and that stockholder does not provide notice of his or her proposal to the Company by January 12, 2002, the holders of any proxy solicited by the Board of Directors for use at that meeting will have discretionary authority to vote that proposal without a description of that proposal in the Company's proxy statement for that meeting.

                                       By Order of the Board of Directors,


                                       W. GERALD NEWMIN
                                       Chairman and Chief Executive Officer

San Diego, California
June 6, 2001


-------------------------------------------------------------------------------

                                    EXHIBIT

CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

I.   Audit Committee Purpose

     The Audit Committee is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities. The Audit Committee's primary duties and responsibilities are to:

       * Monitor the integrity of the Company's financial reporting process and systems of internal controls regarding finance, accounting, and legal compliance.
       * Monitor the independence and performance of the Company's independent auditors.
       * Provide an avenue of communication among the independent auditors, management, and the Board of Directors.

     The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the independent auditors as well as anyone in the organization.
     The Audit Committee has the ability to retain, at the Company's expense, special legal, accounting, or other consultants or experts it deems necessary in the performance of its duties.

II.  Audit Committee Composition and Meetings

     Audit Committee members shall meet the requirements of the NASDAQ.
     The Audit Committee shall be comprised of three or more directors as determined by the Board, two-thirds of whom shall be independent non-executive directors, free from any relationship that would interfere with the exercise of his or her independent judgment. All members of the Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, and at least one member of the Committee shall have accounting or related financial management expertise.

     Audit Committee members shall be appointed by the Board on recommendation of the Nominating Committee. If an Audit Committee Chair is not designated or present, the members of the Committee may designate a Chair by majority vote of the Committee membership.

     The Committee shall meet at least four times annually, or more frequently as circumstances dictate. The Audit Committee Chair shall prepare and/or approve an agenda in advance of each meeting. The Committee should meet privately in executive session at least annually with management, the independent auditors, and as a committee to discuss any matters that the Committee or each of these groups believe should be discussed.
     In addition, the Committee, or at least its Chair, should communicate with management and the independent auditors quarterly to review the Company's financial statements and significant findings based upon the auditors limited review procedures.

III. Audit Committee Responsibilities and Duties

     REVIEW PROCEDURES

      1. Review and reassess the adequacy of this Charter at least annually. Submit the charter to the Board of Directors for approval and have the document published at least every three years in accordance with SEC regulations.
      2. Review the Company's annual audited financial statements prior to filing or distribution. Review should include discussion with management and independent auditors of significant issues regarding accounting principles, practices, and judgments.
      3. In consultation with the management and the independent auditors, consider the integrity of the Company's financial reporting processes and controls. Discuss significant financial risk exposures and the steps management has taken to monitor, control, and report such exposures. Review significant findings prepared by the independent auditors together with management's responses.
      4. Review with financial management and the independent auditors the company's quarterly financial results prior to the release of earnings and/or the company's quarterly financial statements prior to filing or distribution, Discuss any significant changes to the Company's accounting principles and any items required to be communicated by the independent auditors in accordance with SAS 61 (see item 9) The Chair of the Committee may represent the entire Audit Committee for purposes of this review.

INDEPENDENT AUDITORS

      5. The independent auditors are ultimately accountable to the Audit Committee and the Board of Directors. The Audit Committee shall review the independence and performance of the auditors and annually recommend to the Board of Directors the appointment of the independent auditors or approve any discharge of auditors when circumstances warrant.
      6. Approve the fees and other significant compensation to be paid to the independent auditors.
      7. On an annual basis, the Committee should review and discuss with the independent auditors all significant relationships they have with the Company that could impair the auditors' independence.
      8.  Review the independent auditors audit plan - discuss scope, staffing, locations, reliance upon management and general audit approach.
      9.  Prior to releasing the year-end earnings, discuss the results of the audit with the independent auditors. Discuss certain matters required to be communicated to Audit Committees in accordance with AICPA SAS 61.
     10. Consider the independent auditors' judgments about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting.

LEGAL COMPLIANCE

     11. On at least an annual basis, review with the Company's counsel, any legal matters that could have a significant impact on the organization's financial statements, the Company's compliance with applicable laws and regulations, and inquiries received from regulators or governmental agencies.

     OTHER AUDIT COMMITTEE RESPONSIBILITIES

     12. Annually prepare a report to shareholders as required by the Securities and Exchange Commission. The report should be included in the Company's annual proxy statement.
     13. Perform any other activities consistent with this Charter, the Company's by-laws, and governing law, as the Committee or the Board deems necessary or appropriate.
     14. Maintain minutes of meetings and periodically report to the Board of Directors on significant results of the foregoing activities.
     15. Annually review policies and procedures as well as audit results associated with directors' and officers expense accounts and perquisites. Annually review a summary of director and officers' related party transactions and potential conflicts of interest.
     16. Establish, review, and update periodically a Code of Ethical Conduct and ensure that management has established a system to enforce this Code.